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Press Release
For Immediate release

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Invesco Mortgage Capital Inc. Announces
                   Preliminary Estimate of First Quarter 2010
                   Earnings per Share and Book Value

Investor Relations Contact:  Donald Ramon, 404-439-3228
Media Relations Contact:      Bill Hensel, 404-479-2886

Atlanta – April 23, 2010 – Invesco Mortgage Capital Inc. (NYSE: IVR) (the “Company”) today announced preliminary estimates of its earnings per share for the first quarter of 2010 and its book value as of March 31, 2010.  The Company currently expects its earnings per share for the quarter ended March 31, 2010 to be approximately $0.77 and its book value as of March 31, 2010 to be approximately $20.26 per share, as compared to earnings per share for the quarter ended December 31, 2009 of $1.02 and a book value of $20.39 as of December 31, 2009.

The change in earnings per share is primarily attributed to fewer sales of securities within the Company’s portfolio in the first quarter of 2010 and the impact on net interest income related to deploying capital from the Company’s January 2010 follow-on public offering.  The change in book value from December 31, 2009 to March 31, 2010 is principally attributable to modification of the mix of the Company’s portfolio of mortgage-backed securities, changes in the valuation of its portfolio, net income, and the impact of the dividend declared in the first quarter of 2010.

This preliminary estimate of the Company’s expected book value per share and estimated earnings per share are subject to revision as the Company prepares its interim financial statements, including all disclosures required by accounting principles generally accepted in the United States, or U.S. GAAP, as of and for the quarter ended March 31, 2010 and as the Company's auditors conduct their review of these interim financial statements.  Factors that could cause the preliminary estimates to differ include, but are not limited to:  (i) additional adjustments in the calculation of financial results for, or book value as of the quarter end date, or the application of accounting principles, (ii) discovery of new information that alters expectations about first quarter results or impacts valuation methodologies underlying these results, (iii) errors in the assessment of portfolio value, and (iv) accounting changes required by U.S. GAAP.

About Invesco Mortgage Capital Inc.
Invesco Mortgage Capital Inc. is a real estate investment trust that focuses on investing in, financing and managing residential and commercial mortgage-backed securities and mortgage loans. Invesco Mortgage Capital Inc. is externally managed and advised by Invesco Advisers, Inc., a subsidiary of Invesco Ltd. (NYSE: IVZ), a leading independent global investment management company.  Additional information is available at www.invescomortgagecapital.com.

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Cautionary Notice Regarding Forward-Looking Statements
This release may include statements and information that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe-harbor provisions therein and are including this statement for purposes of invoking these safe- harbor provisions.  Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, targets, expectations, anticipations, assumptions, estimates, intentions and future performance. The forward-looking statements in this release include, but may not be limited to, our estimated earnings per share and book value per share for the first quarter of 2010 and the factors that may cause our preliminary results to differ. In addition, words such as “will,” “expects” and “plans,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. There can be no assurance that actual results will not differ materially from our expectations. We caution investors not to rely on any forward-looking statements and urge investors to carefully consider the risks identified under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report filed on Form 10-K, quarterly reports on Form 10-Q and other public filings, which are available on the Securities and Exchange Commission’s website at www.sec.gov.

All written or oral forward-looking statements that we make, or that are attributable to us, are expressly qualified by this cautionary notice.  We expressly disclaim any obligation to update or revise the information in any public disclosure if any forward-looking statement later turns out to be inaccurate, except as required by law.

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